PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                           STRONG MULTI CAP VALUE FUND
                                 INVESTOR CLASS

                 Supplement to the Prospectus dated May 1, 2003


CLOSING OF THE FUND. Effective after the close of the market on August 22, 2003, the Strong Multi Cap Value Fund will be closed to new investors.

REORGANIZATION AND MEETING OF SHAREHOLDERS. On August 1, 2003, the Strong Multi Cap Value and Strong Advisor Small Cap Value Funds' Board of Directors approved the reorganization of the Strong Multi Cap Value Fund into Class Z of the Strong Advisor Small Cap Value Fund and called for a meeting of the shareholders of the Strong Multi Cap Value Fund to be held on October 31, 2003, at which shareholders will vote on whether to approve an agreement and plan of reorganization. The Board of Directors believes the reorganization is in the best interest of shareholders because of the Strong Multi Cap Value Fund's small asset size, lack of expected asset growth, and lack of economies of scale. Strong Advisor Small Cap Value Fund shareholders would benefit from a larger asset base. In addition, the Strong Multi Cap Value Fund and Strong Advisor Small Cap Value Fund have similar investment objectives, investment policies, and the same portfolio manager.

Following the necessary approvals at the shareholder meeting, shareholders' accounts in the Strong Multi Cap Value Fund will automatically be converted - on a tax-free basis - into Class Z shares of the Strong Advisor Small Cap Value Fund with a value equivalent to the value of the account in the Strong Multi Cap Value Fund on the conversion date, which is expected to occur in early November. Before the conversion date, if you would like to arrange an exchange or redemption of your Strong Multi Cap Value Fund shares, you may call us at the number below. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION OR EXCHANGE IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY RESULT IN A TAX LIABILITY FOR YOU.

If you have any questions, please call us, day or night, at 1-800-368-3863, 24 hours a day, 7 days a week.

            The date of this Prospectus Supplement is August 4, 2003.





















RT36621 08-03                                              MCV0803/WH2112 08-03